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                                                          EXHIBIT 24.1



                                POWER OF ATTORNEY

         The undersigned acting in the capacity or capacities with respect to PanAmSat Corporation stated with their respective names below, hereby constitute and appoint Michael J. Inglese and James W. Cuminale, each acting alone, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in name of the undersigned in the capacities listed below (a) the Annual Report on Form 10-K of PanAmSat Corporation for the year ended December 31, 2003, and (b) any and all amendments and supplements thereto.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.


             Signature                                         Date
             ---------                                         ----


       /s/ Chase G. Carey                                 March 15, 2004
---------------------------------------
Chase G. Carey
Chairman of the Board of Directors

      /s/ Joseph R. Wright                                March 15, 2004
---------------------------------------
Joseph R. Wright
President, Chief Executive Officer
(principal executive officer) and
Director

     /s/ Bruce B. Churchill                               March 15, 2004
---------------------------------------
Bruce B. Churchill
Director

     /s/ Patrick J. Costello                              March 15, 2004
---------------------------------------
Patrick J. Costello
Director
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             Signature                                         Date
             ---------                                         ----


        /s/ Patrick T. Doyle                              March 15, 2004
---------------------------------------
Patrick T. Doyle
Director

      /s/ Eddy W. Hartenstein                             March 15, 2004
--------------------------------------
Eddy W. Hartenstein
Director

      /s/ Dennis F. Hightower                             March 15, 2004
--------------------------------------
Dennis F. Hightower
Director

         /s/ James M. Hoak                                March 15, 2004
--------------------------------------
James M. Hoak
Director

       /s/ Larry D. Hunter                                March 15, 2004
--------------------------------------
Larry D. Hunter
Director

       /s/ Stephen R. Kahn                                March 15, 2004
--------------------------------------
Stephen R. Kahn
Director

      /s/ Michael J. Inglese                              March 15, 2004
--------------------------------------
Michael J. Inglese
Executive Vice President and Chief
Financial Officer (principal financial
officer and principal accounting
officer)


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